Exhibit 9.1
Investor Presentation
(NASDAQ: DCTH)
October 2013

2 DELCATH SYSTEMS, INC
Forward-looking Statements
This presentation contains forward-looking statements, within the meaning of federal securities laws, related to future events and future financial performance which include statements about our expectations, beliefs, plans, objectives, intentions, goals, strategies, assumptions and other statements that are not historical facts.  Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions, which could cause actual results to differ materially from expected results, performance or achievements expressed or implied by statements made herein. Our actual results could differ materially from those anticipated in forward-looking statements for many reasons, including, but not limited to, uncertainties relating to: efficiencies and reduction in cash utilization achieved through September 2013 staff reductions, the leadership transition plan and its impact on the Company, the
Company's ability to satisfy the requirements of the FDA's Complete Response Letter and provide the same in a timely manner, clinical adoption, use and resulting sales, if any, for the CHEMOSAT system to deliver and filter melphalan in
Europe, our ability to successfully commercialize the chemosaturation system and the potential of the chemosaturation system as a treatment for patients with primary and metastatic disease in the liver, our ability to obtain reimbursement for the CHEMOSAT system in various markets, the timing and results of future clinical trials including without limitation the
HCC trials, approval of the current or future chemosaturation system for delivery and filtration of melphalan, doxorubicin or other chemotherapeutic agents for various indications in the US and/or in foreign markets, actions by the FDA or other foreign regulatory agencies, our ability to successfully enter into strategic partnership and distribution arrangements in foreign markets including Australia and key Asian markets and timing and revenue, if any, of the same, uncertainties relating to the timing and results of research and development projects,, and uncertainties regarding our ability to obtain financial and other resources for any research, development, clinical trials and commercialization activities overall economic conditions and other factors described in our filings with the Securities and Exchange Commission including the section entitled ‘‘Risk Factors’’ in our most recent Annual Report on Form 10-K and our Reports on Form 10-Q and Form
8-K.

3 DELCATH SYSTEMS, INC
Investment Thesis
▪ Liver cancer therapy company
▪ Innovative Delcath Hepatic Delivery System (HDS) in
 combination with high dose well-established chemotherapeutic drug Melphalan to address an underserved liver cancer market
▪ Clinically proven therapeutic concept for liver cancers
▪ Positive efficacy signal in multiple tumor types
▪ Seeking compelling reimbursement in key EU markets
▪ Intend to initiate Phase 2 clinical development program in patients with unresectable Hepatocellular Carcinoma (HCC)
▪ Manageable cash spend to support core objectives

4 DELCATH SYSTEMS, INC
U.S. Market
Melphalan for Injection with
Delcath Hepatic Delivery System
▪ Clinical development stage - proprietary
    Drug/Device Combination Product
    Regulated as a drug 505(b)(2) NDA by
    the FDA
▪ FDA Complete Response Letter (CRL) in
    September, 2013 to NDA for indication of
    unresectable ocular melanoma liver
    metastasis
▪ Type A meeting requested to seek
    guidance on additional requirements for
    OcuMel program
▪ Intend to conduct global HCC clinical
    program
Product Status
Ex U.S. Markets

CHEMOSAT®
Hepatic Delivery System
▪ Regulated as a Class IIb Medical
    Device
▪ Indicated for the intra-hepatic of
    administration of melphalan
    hydrochloride and subsequent
    filtration of the venous blood return
▪ CHEMOSAT Kit supplied without
    melphalan
▪ In EU, the product at market access
    and clinical adoption stage
▪ Seeking reimbursements: NUB-1 in
    Germany, block grant in UK

5 DELCATH SYSTEMS, INC
The Delcath Hepatic Delivery System
Veno-veno
Bypass Pump
3. Filters
2. Blood and melphalan
collected in IVC as they
exit liver via hepatic
veins
1. Melphalan
administration
directly into
Hepatic Artery
blood flow
4. Filtered blood returned
to systemic circulation via
jugular vein

6 DELCATH SYSTEMS, INC
2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016

Positive Efficacy Signals in Multiple Liver Tumor Types
Phase 1
Unresectable
hepatic tumors
N=34 PHP
Phase 2
Unresectable hepatic tumors
N=56 PHP
Phase III
Melanoma Liver Mets
N=93 44 PHP, 49 BAC
OS Follow-up
EU
Retro-
Registry
EU Prospective Registry
Phase 2 – Phase 3
Hepatocellular Carcinoma
Multi Histology
Melanoma Liver Mets
HCC

7 DELCATH SYSTEMS, INC
Clinically Differentiated Results
▪ Phase 1, 2 and 3 trials produced positive results in multiple tumor types
▪ Melanoma Liver Mets
 ▪ Positive Phase 3 results in hepatic metastatic melanoma
 ▪ n=93 (90% ocular melanoma, 10% cutaneous melanoma)
▪ Neuroendocrine Tumor (NET) Liver Mets
 ▪ mNET cohort in Phase 2 trial showed encouraging 42% objective response rate
 (ORR) vs ~10% for approved targeted therapy
 ▪ Median overall survival of ~32 months on Intent to Treat (ITT) basis
▪ Hepatocellular Carcinoma (HCC)
 ▪ Encouraging signal in HCC cohort of Phase 2 trial
▪ Colorectal Cancer (CRC) Liver Mets
 ▪ Data from surgical Isolated Hepatic Perfusion (IHP) with melphalan indicates strong potential in well-defined patient population with earlier stage CRC yielding ~50-60%
 median response rate and median OS of 17.4-24.8 months
▪ Safety profiles consistent with pivotal US Phase 3 melanoma trial

8 DELCATH SYSTEMS, INC
INDEPENDENT REVIEW COMMITTEE (IRC) ASSESSMENT - UPDATED ANALYSIS (4 June 2012)
Hepatic progression-free survival (IRC)
Hazard ratio = 0.50
(95% CI 0.31-0.80)
P=0.0029
0  5 10 15 20 25 30
0  5 10 15 20 25 30
Months
7.0
1.7
1.0
1.0
0.8
0.8
0.6
0.6
0.4
0.4
0.2
0.2
0.0
0.0
Proportion of patients surviving
5.3 mo
Intent-to-treat population
Chemosaturation (CS-PHP)
Best alternative care (BAC)
Phase 3 Results – Primary Endpoint hPFS
CS-PHP Demonstrated 4x or 5.3 months Improvement in Primary Endpoint of hPFS

9 DELCATH SYSTEMS, INC
INVESTIGATOR ASSESSMENT - UPDATED ANALYSIS (4 June 2012)
Overall progression-free survival (investigator)
Months
5.4
1.6
1.0
1.0
0.8
0.8
0.6
0.6
0.4
0.4
0.2
0.2
0.0
0.0
Proportion of patients surviving
Hazard ratio = 0.42
(95% CI 0.27-0.64)
P<0.0001
0 5 10 15 20 25 30 35 40 45 50 55
0 5 10 15 20 25 30 35 40 45 50 55
3.8 mo
Intent-to-treat population
Chemosaturation (CS-PHP)
Best alternative care (BAC)
Phase 3 Results – Overall PFS
CS-PHP also Demonstrated a Highly Statistically Significant Improvement in Overall PFS

10 DELCATH SYSTEMS, INC
Risks associated with the CHEMOSAT/MELPHALAN HDS Procedure
▪ In clinical trials using early versions of the device, the integrated safety population of patients showed risks associated with the MELPHALAN
 HDS procedure:
 ▪ 4.1% incidence of deaths due to adverse reactions;
 ▪ 4% incidence of stroke;
 ▪ 2% reported incidence of myocardial infarction in the setting of an incomplete cardiac risk assessment;
 ▪ a ≥ 70% incidence of grade 4 bone marrow suppression with a median time of recovery of greater than 1 week;
 ▪ 18% incidence of febrile neutropenia, along with the additive risk of hepatic injury, severe hemorrhage, and gastrointestinal perforation;
▪ Deaths due to certain adverse reactions did not occur again during the clinical trials following the adoption of related protocol amendments
▪ Future clinical trials will include use of the Generation Two filter and procedure refinements to better control toxicities

11 DELCATH SYSTEMS, INC
FDA Complete Response Letter (CRL) on Melanoma NDA
▪ Issued in September, 2013
▪ Among FDA requests
▪ Well-controlled randomized trial(s) to establish the safety and efficacy using the to-be-marketed device configuration
▪ Overall survival as the primary efficacy outcome measure
▪ Demonstrate clinical benefits outweigh its risks
▪ Company evaluating the other requirements contained in the letter, and will review potential regulatory paths forward with the FDA.
▪ Type A Meeting Requested
Ocular Melanoma Liver Metastases Program pending
outcome of further discussion with the FDA

- Large Global Market
  - HCC most common primary cancer of the liver
  - ~750,000* new cases diagnosed worldwide annually
  - ~100,000 potentially suitable for treatment with CHEMOSAT/Melphalan HDS
- Liver centric disease, liver centric treatment
- Large unmet need in first line therapy
  - Only one currently approved chemotherapy in U.S., Europe, certain Asian markets
  - 80-90% of patients are not suitable for surgical resection
  - Focal interventions
    - Cannot treat entire liver due to micro-metastases
    - Limited clinical data

12 DELCATH SYSTEMS, INC
HCC Rationale – U.S. & Global
*Source: GLOBOCAN

13 DELCATH SYSTEMS, INC
Encouraging Signal in Previous P2 HCC Study with Mel/HDS
Subject ID	Age (yr)	Sex (M/F)	Race	Baseline tumor burden (% of hepatic involveme nt)	Number of PHP received	Hepatic response/ overall response	hPFS (month)	Overall PFS (month)	OS (Month)
008	57	F	white	5	3	SD/SD	4.37	4.37	19.88
010	63	M	white	40	1	NE/NE	3.35d	3.35d	3.35
011	61	M	white	20	4	SD/SD	8.15	8.15	10.12
025	61	M	black	65	3	SD/SD	3.45	3.45	5.26
034	49	M	white	40	4	PR/PR	12.22	12.22	20.47

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▪ Global Phase 2 – Mel/HDS – sorafenib sequential treatment of HCC confined to the liver
 ▪ Multi-center, open label trial
 ▪ Staged trial design with early opportunity for interim
 analysis/proof of concept in 2014
 ▪ Objective Response Rate (CR + PR) after 2 cycles Mel/HDS
 ▪ Intend to seek partners on strength of interim Phase 2 analysis
▪ Global Phase 3 - first line HCC
 ▪ Intend to conduct following Phase 2 assuming positive results
Clinical Plan to establish efficacy and safety of Mel/HDS for HCC
Global Hepatocellular Carcinoma (HCC) Clinical Plan

15 DELCATH SYSTEMS, INC
CHEMOSAT: Expanding Clinical Use in the EU
▪ Continued commercial market access and clinical adoption activities in key EU countries
 ▪ Current focus on Germany, UK, Italy
▪ 12 Clinical Sites treated patients in EU
▪ Clinicians using CHEMOSAT for a broad range of liver metastases
 ▪ Including: cutaneous melanoma, ocular melanoma, colorectal cancer (CRC), gastric cancer, breast cancer, neuroendocrine tumor (NET), hepatocellular carcinoma (HCC) and
 cholangiocarcinoma
 ▪ Intend to support Investigator Initiated Trials (IITs) to further drive clinical adoption in EU markets including DE, UK, IT, NL, FR, SP

Ocular Melanoma
Cutaneous Melanoma
HCC
Cholangiocarcinoma
mNET
Pancreatic
Breast
Gastric
CRC
Anal Muc Mel

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CHEMOSAT: Multiple Tumor Types Treated in Europe

17 DELCATH SYSTEMS, INC
CHEMOSAT Treatment Sites in Europe
▪ Milan, Italy – European Institute of Oncology
▪ Frankfurt, Germany – Johann Wolfgang Goethe-Universität
▪ Villejuif, France – Cancer Institute Gustave Roussy
▪ Bordeaux, France – Hôpital Saint-André
▪ Galway, Ireland – University Hospital Galway
▪ Southampton, United Kingdom – Southampton University Hospital
▪ Göttingen, Germany – University Medical Center Göttingen
▪ Varese, Italy – Varese University Hospital
▪ Amsterdam, The Netherlands – Netherlands Cancer Institute- Antoni van
 Leeuwenhoek Hospital
▪ Heidelberg, Germany – University of Heidelberg Hospital
▪ Berlin, Germany – Berlin Charité Hospital
▪ Palma, Spain – Majorca Hospital

18 DELCATH SYSTEMS, INC
2015
2013
2012
2014
EU Reimbursement Status
DRG Code
~2 years data collection
from 1st introduction
NUB Value 4 Granted
2/2013
ZE Resubmission
March 2013
NUB Decision
1 Feb 2014
ZE Application
(German Radiology Society)
ZE Denied
NUB
Submission
10/2012
NUB
Resubmission
October 2013
Alternative HRG
coding
• Coding to cover
part of procedure
Interim Funding
Submissions
• Individual funding
• National Cancer Fund
• National Care Commissioner
Block funding
• Application to fund 90 patients
• Decision Feb/2014
• Following approval block funds
available 4/2014
DRG Code
~2 years after
Phase 3 publication
Existing DRG code utilized by
Hospital Administration
• Covers 50% of procedure cost
Top-Up Payment Submitted
• Regional supplemental payment
• Hospitals close gaps
Regional Government decision on top
up payments
• (Lombardy obtained approval)
DRG Code
~2 years after
Phase 3 publication

19 DELCATH SYSTEMS, INC
Multiple Capital Resources Available to Execute Plan
Cash & Cash Equivalents	~ $28 million at September 30, 2013
Debt	None
ATM Program	~ $47 million at September 30, 2013
Committed Equity Financing Facility (CEFF)	~ $24 million at September 30, 2013
Working Capital Line of Credit	$20 million credit facility
Shares Outstanding:	~103 million (~113 million fully diluted1) at September 30, 2013
1) Fully diluted includes an additional 4.7 million options and 5.4 million warrants

20 DELCATH SYSTEMS, INC
Significantly Reducing Operating Costs
Q1 2013 Act	$11.3 million
Q2 2013 Act	$10.5 million
Projected quarterly cash spend*:
Q3 2013 Proj	$7-$8 million
Q4 2013 Proj	$6-$7 million
Quarterly average 2014 Proj	$5-$6 million
Quarterly Cash Utilization:
* Based on current projection, subject to change

21 DELCATH SYSTEMS, INC
Investment Thesis
▪ Liver cancer therapy company
▪ Innovative Delcath Hepatic Delivery System in combination
 with high dose well-established chemotherapeutic drug
 Melphalan to address an underserved liver cancer market
▪ Clinically proven therapeutic concept for liver cancers
▪ Positive efficacy signal in multiple tumor types
▪ Seeking compelling reimbursement in key EU markets
▪ Intend to initiate Phase 2 clinical development program in patients with unresectable Hepatocellular Carcinoma (HCC)
▪ Manageable cash spend to support core objectives

* DELCATH SYSTEMS, INC
© 2013 DELCATH SYSTEMS, INC. ALL RIGHTS RESERVED

23 DELCATH SYSTEMS, INC
APPENDIX

24 DELCATH SYSTEMS, INC
LEADERSHIP TEAM
Barbra Keck
Vice President, Controller &
Principal Accounting Officer
Jennifer Simpson, PhD., M.S.N.,
C.R.N.P.
Interim Co-President and Co-CEO
EVP, Global Head of Business
Operations
Graham G. Miao, Ph.D., M.S., MBA
Interim Co-President and Co-CEO,
EVP, Chief Financial Officer
Peter J. Graham
Executive Vice President,
General Counsel, Chief
Compliance Officer and Global
Human Resources
John Purpura
Executive Vice President
Regulatory Affairs, Quality
Assurance
Gloria Lee, M.D., Ph.D.
Executive Vice President,
Clinical & Medical Affairs

25 DELCATH SYSTEMS, INC
Publications: Abstracts Accepted in 2012
• Over 20 Abstracts Accepted and Presented in 2012
➢ Moeslein F. Chemosaturation therapy - evolution, clinical
 experience and applications.
➢ Deneve JL. Percutaneous hepatic perfusion for unresectable metastatic sarcoma to the liver.
➢ Wood B. Isolated liver perfusion.
➢ Zager J. Chemosaturation therapy with percutaneous hepatic perfusions of melphalan versus standard of care in patients with hepatic metastases from melanoma: A randomized
 multicenter phase 3 study.
➢ Ferrucci P. Chemosaturation therapy as part of patient
 management: an oncologist's perspective.
➢ Orsi F. First European center experience with chemosaturation:
 an IR's perspective.
➢ Vogl TJ. Chemosaturation therapy: an Interventional
 Radiologist's perspective on where it fits now and in the future.
➢ Ferrucci P. Chemosaturation therapy with percutaneous
 hepatic perfusion (CS-PHP) for unresectable hepatic
 metastases: the European Institute of Oncology (EIO)
 Experience.
➢ Moeslein F. Chemosaturation with percutaneous hepatic
 perfusions: vasopressor, nitroglycerin, and pre-embolization requirements
➢ Moeslein F. Chemosaturation with percutaneous hepatic
 perfusions (CS-PHP): Utilization of vasopressors, nitroglycerin, and pre-embolization
➢ Moeslein F. Chemosaturation using percutaneous hepatic perfusion: pre-
 embolization of GI branches in a phase 3 clinical trial.
➢ Alexander HR. Percutaneous hepatic perfusion (PHP or CHEMOSAT®) with melphalan versus best alternative care in patients with hepatic metastases from melanoma: A post-hoc analysis of PHP-randomized vs
 BAC-to-PHP crossover vs BAC-only pts.
➢ Gardner ER. Pharmacokinetic analysis of Percutaneous Hepatic Perfusion
 (PHP) of melphalan in patients with hepatic metastases from melanoma.
➢ Alexander HR. Hepatic perfusion (CHEMOSAT® or CS-PHP) of melphalan
 vs. best alternative care in patients with hepatic metastases from melanoma: Update of a randomized phase 3 study.
➢ Gardner ER. Percutaneous hepatic perfusion (CHEMOSAT® or CS-PHP) of melphalan in patients with hepatic metastases from melanoma: Phase III pharmacokinetic analysis
➢ Testori A. Chemosaturation therapy with percutaneous hepatic perfusion
 (CS-PHP) for unresectable hepatic metastases: the European Institute of
 Oncology (EIO) Experience
➢ Gardner ER. Pharmacokinetic Analysis of Percutaneous Hepatic Perfusion
 of Melphalan in Patients with Hepatic Metastases from Melanoma
➢ Orsi F. Role of regional therapies compared with advances in systemic treatment for melanoma

26 DELCATH SYSTEMS, INC
2013 Abstracts
• Abstracts presented in Q1 2013
• Other accepted abstracts to be presented
o Forster M. Percutaneous hepatic perfusion for unresectable melanoma or sarcoma to the liver: a single institution experience.
o Testori A. Chemosaturation therapy with percutaneous hepatic perfusion for unresectable liver metastases: the European Institute of Oncology (EIO) experience.
o Ferrucci P. Chemosaturation with percutaneous hepatic perfusions (CS-PHP) of melphalan for hepatic metastases: a comparison between old and new-generation high-efficiency filters. CIRSE 2013

27 DELCATH SYSTEMS, INC
2013 Planned Publications
• Agarwala, et al. “Treatment of Melanoma Liver Metastases: Impact on
 Overall Survival” (Submitted)
• Ferrucci, et al. “Experience with Generation 1 Filters vs Generation 2
 Filters” Under Review
• Alexander, et al. “Review of Percutaneous Hepatic Perfusion for Ocular
 Melanoma Liver Metastases” (Submitted) to be published in American
 Oncology and Hematology
• Zager, J. “Moffitt Cancer Center Experience with PHP”, accepted to the
 Journal of Surgical Oncology, planned early 2014 full publication
• Chen, M. et al. “Anesthetic Management of Patients Undergoing
 Percutaneous Hepatic Perfusion of Melphalan for Treatment of Metastatic
 Liver Cancer”, final stages of review, hopeful fall 2013 publication
• Phase III and Phase II Publications – In preparation

28 DELCATH SYSTEMS, INC
ODAC Summary
Procedure-related deaths
▪ Five deaths (4.1%) in the Phase 2 and Phase 3 clinical trials were considered treatment-related and resulted from adverse events
 ▪ Four deaths in Phase 3 trial; one in Phase 2 trial
 ▪ Treatment-related deaths in the pooled percutaneous hepatic perfusion (PHP)
 population were a consequence of either the PHP procedure, or the direct local effects of melphalan during the procedure, or both
▪ Of which, two deaths due to gastric ulceration/perforation:
 ▪ A death due to upper GI hemorrhage in the Phase 2 trial in male patient with pancreatic neuroendocrine tumor (NET) who had a prior surgical (Whipple’s)
 procedure and consequent abnormal architecture of the upper GI tract, its vasculature, and biliary tree. Patient died on Day 74 after melphalan/PHP treatment and an autopsy revealed a ruptured right hepatic artery as the primary cause of death
 ▪ A death due to gastric perforation in a male patient in the Phase 3 trial who crossed over to melphalan/PHP treatment after hepatic progression on best alternative care (BAC). Patient went into cardiopulmonary arrest and died during a laparotomy on Day 18 after his second treatment cycle

29 DELCATH SYSTEMS, INC
ODAC Summary
▪ One death due to hepatic failure:
 ▪ A death due to hepatic failure occurred in male patient in the
 Phase 3 trial during the first cycle of melphalan/PHP treatment.
 Following melphalan/PHP treatment, this patient experienced fluid overload, myelosuppression, and hepatorenal syndrome.
 ▪ An autopsy revealed that this patient’s death was related to underlying disease burden as the tumor burden in his liver was greater than 90%
▪ Two deaths were attributable to complications of neutropenia, beyond the first cycle of treatment
 ▪ One patient died of streptococcal sepsis
 ▪ One died of neutropenic complications

30 DELCATH SYSTEMS, INC
ODAC Summary
▪ Prophylactic growth factor support, which is used to treat neutropenia, was not protocol specified and rarely used during P2 and P3 melanoma trials
▪ In patients who have been treated with the Generation Two system, both commercially in Europe and in the US under the Expanded
    Access Program and compassionate use, we have not seen
    complicated neutropenia to date
▪ Myelosuppression is always a risk with chemotherapy, Delcath has recommended following the American Society of Clinical Oncology
    (ASCO) guidelines for the use of growth factors to mitigate the incidence of complicated neutropenia

31 DELCATH SYSTEMS, INC
ODAC Summary
In FDA’s presentation at ODAC, FDA disagreed with this
adjudication and added three additional deaths, for a total of a 7%
percent death rate, in the Phase 2 and Phase 3 programs
▪ Two deaths related to hepatic failure
▪ One death related to myelosuppression
▪ Upon being advised of the FDA’s assessment of these deaths, the
    Company requested that the cases be re-reviewed by the treating principal investigators
▪ After this review, the treating principal investigators continue to be convinced that these patients died of disease progression, and the
    Company believes that the three additional deaths the FDA attributed to the procedure were unrelated to treatment

32 DELCATH SYSTEMS, INC
EU REIMBURSEMENT – Acronym Definition
Germany
 ZE – (Zusatzentgeld) form of additional compensation for approved treatments which are not sufficiently compensated by the existing DRG codes in place.
 NUB – (Neue Untersuchungs- und Behandlungsmethoden) provides reimbursement between the gap of availability of new procedures and correct coding in the DRG system.
 InEK – (Institut für das Entgeldsystem im Krankenhaus) Institute for the German hospital remuneration system.
 Calculation Hospitals – hospitals which collect and submit procedure costs to InEK
UK
 HRG – (Health Resource Group) used by the National Health System as a unified set of codes grouping patient events which incur a similar amount of resources. Used by the “Payment by
 Result” system to obtain reimbursement for concluded patient episodes/treatments.
 NICE – (National Institute for Clinical Excellence) body which reviews and publishes guidance on new treatment methods. Guidance is internationally highly recognised.
Other
 DRG – (Diagnosis Related Group) coding system classifying patient treatments and used to obtain reimbursement for procedures carried out (same as HRG for UK)